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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2007

U. S. Precious Metals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5821 Tanagerside Road, Lithia , Florida	33547
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (813) 425-2144

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

        240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

        240.13e-4(c))

SEC 873  (11-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION

  OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective May 22, 2007, the Board of Directors of U. S. Precious Metals, Inc., a Delaware corporation ("USPR"), appointed Brian G. Russell as a member of its Board of Directors.

Mr. Russell (age 77), who has been retired from active business since 2001, has extensive experience as a mining geologist. Since May 2002, he has been a director of American International Ventures, Inc. (OTC:BB Symbol: AIVN), a exploration stage mining company. Mr. Russell worked for the Council for Mining Technology in South Africa for more than 19 years. In 1974, he was appointed the Director of the South African Mineral Bureau. In 1988, he was appointed the representative of the South African mineral and energy industries to the United States. Since 1994, he has consulted with several mining companies in the United States and Canada in the assessment and evaluation of precious metal ventures. Mr. Russell has degrees in Geology and Chemistry from the University of the Witwatersrand (1951) in Johannesburg, South Africa.

There are no family relationships between Mr. Russell and any other executive officers or directors of USPR. There have been no transactions during USPR’s last two fiscal years, or any currently proposed transaction, or series of similar transactions, to which USPR was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Russell had or will have a direct or direct material interest. In connection with his appointment as a Director, Mr. Russell was granted an option to purchase 500,000 shares of the common stock of USPR at $.37 per share. Said option expires on January 31, 2012. The option was granted pursuant to a plan that has been approved by the Board of Directors, but is conditioned upon shareholder approval by no later than December 31, 2007.

ITEM 8.01

OTHER EVENTS.

      On May 24, 2007, USPR issued a press release in connection with Mr. Russell’s appointment to the Board of Directors which is attached hereto as Exhibit 99.1 and incorporated by reference.

.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(b) Exhibits.

99.1    Press Release dated May 24, 2007.

Signatures.

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned, thereunto duly authorized.

                                                                                                      U. S. PRECIOUS METALS, INC.

Date:    May 24, 2007

           By:   /s/ Jack Wagenti

                                                                                                               ------------------------

   Jack Wagenti, Vice

   President, Secretary

   and Treasurer

EXHIBIT 99.1

Press Release Issued on May 24, 2007

U.S. Precious Metals Adds New Member to Board of Directors

LITHIA, FL, May 24, 2007 (BUSINESS WIRE) – U.S. Precious Metals, Inc. (OTCBB: USPR) today announced the election of Brian Russell to the company's Board of Directors. According to Peter Toscano, Chairman of U.S. Precious Metals, "Mr. Russell brings extensive expertise in the field of geology and chemistry and will be instrumental in finding a Joint Venture partner for our gold, silver and copper properties in Mexico." Mr. Russell qualifies as an independent director as defined under the Sarbanes Oxley Act of 2002.

Mr. Russell graduated from the University of Witwatersrand in 1951 with degrees in geology and chemistry. He worked for nineteen years with the Council for Mineral Technology (MINTEK) in South Africa doing analytical research, established an X-Ray Fluorescence Section and directed the Development Metallurgical Process Technology. While at MINTEK he presented and published many scientific papers and supervised several masters and doctorate degrees. In 1974 he was appointed Director of the South African Minerals Bureau and represented South Africa on the International Standards Organization Committee for the standardization of Ferro alloys and received an award for meritorious service from the American Institute for Mining, Metallurgical and Petroleum Engineers. Mr. Russell is presently a Director of American International Ventures, Inc., a company trading on the Over the Counter Bulletin Board.

About U.S. Precious Metals, Inc:

U.S. Precious Metals, Inc. (USPR) is a gold exploration company operating in Mexico. On March 13, 2003, the Company acquired Solidaridad I (175 hectares), also received on March 27, 2003, the exploration concession from the Mexican government for Solidaridad II (2,164 hectares). On July 22, 2003, the Company acquired the exploration concession for Solidaridad III, (294 hectares) and Solidaridad IV (149 hectares). On May 25, 2004, the company received the exploration concession from the Mexican government for Solidaridad V (La Ceiba 921 hectares). In the month of February 2006 USPR's wholly owned subsidiary U.S. Precious Metals de Mexico claimed a gold mine Concession Lot named "La Sabila"(surface of 12,987 hectare) that surrounds Solidaridad in order to protect the future exploration and exploitation of the Solidaridad gold mines. This now brings the total to 16,690 hectares. One hectare equals 2.47 acres.

Safe Harbor Act Disclaimer: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as such, may involve risks and uncertainties. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations, are generally identifiable by the use of words such as "believe," "expect," "intend," "anticipate," "estimate," "project," or similar expressions. These forward- looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, potential future performance, perceived opportunities in the market, and statements regarding the Company's mission and vision. The Company's actual results, performance, and achievements may differ materially from the results, performance, and achievements expressed or implied in such forward-looking statements.

SOURCE: U.S. Precious Metals, Inc.

CONTACT:          U.S. Precious Metals, Inc.

                              Jack Wagenti, Investor Relations

                              813-425-2144

                              www.uspmgold.com